EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Dean  Branconnier,  Chief  Financial Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of EAPI Entertainment Inc., for the quarterly period ending December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of EAPI Entertainment Inc.


                                        By:
                                                  /S/  Dean Branconnier
                                                  ----------------------------
                                        Name:     Dean Branconnier
                                        Title:    Chief Financial Officer

                                        Date:     March 31, 2004




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